Exhbit 10.7

2000 Employee Stock Option Plan



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                           CHESTATEE BANCSHARES, INC.
                         2000 EMPLOYEE STOCK OPTION PLAN

1.       Establishment AND PURPOSE.

          The purpose of the 2000 Employee Stock Option Plan (the "Plan") is to provide a means whereby the Chestatee Bancshares, Inc. (the "Company") may attract able persons to remain in or to enter the employ of the Company, or any Parent or Subsidiary, and to provide a means whereby those employees upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may rest, and whose present and potential contributions to the welfare of the Company, or any Parent or Subsidiary, are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company. A further purpose of the Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Plan provides for the granting of incentive stock options and nonqualified options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees as provided herein. The grant of incentive stock options or nonqualified options shall be conditioned upon the Company obtaining any required regulatory permit authorizing the Company to issue such options. Capitalized terms are defined in Section 11 hereinafter.

2.       Administration

          2.1 Committees of the Board of Directors. The Plan may be administered by one (1) or more Committees. Each Committee shall consist of two (2) or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

          2.2 Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. The Board of Directors or a Committee shall have the authority, in their discretion, to determine which employees shall receive a grant, the time or times when such grant shall be made, whether an ISO or a Nonstatutory Option shall be granted, and the number of shares of Stock which may be issued under each Option. In making such determinations, the Board of Directors or Committee may take into account the nature of the services rendered by these employees, their present and potential contribution to the success of the Company, its Parent or any of its Subsidiaries, and such other factors as the Board of Directors in its discretion shall deem relevant. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.

3.       Eligibility

          3.1 General Rule. Only Employees shall be eligible for the grant of ISOs. Currently, only Employees and Non-Employee Directors shall be eligible for the grant of Nonstatutory Options.

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          3.2 Ten-Percent Shareholders. An individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries, shall not be eligible for designation as an Optionee unless (i) the Exercise Price is at least one hundred ten percent (110%) of the Average Market Price of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection 3.2, in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

4.       Stock Subject To Plan.

          4.1 Basic Limitation.Error! Bookmark not defined. Shares offered under the Plan should be authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options) shall not exceed one hundred thousand (100,000) Shares, subject to adjustment pursuant to Section 7 hereinafter. The number of Shares that are subject to Options at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          4.2 Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed one hundred thousand (100,000) Shares (subject to adjustment pursuant to Section 7 hereinafter).

5.       Terms And Conditions Of Options

          5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7 hereinafter. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

          5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Average Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3.2 hereinabove. The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Average Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3.2 hereinabove. Subject to the preceding sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in
     Section 6 hereinafter.

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          5.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          5.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

          5.6 Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, an Optionee's Options shall become exercisable in full or in part as the Board of Directors may determine if:

               5.6.1 The Company is subject to a Change in Control before the Optionee's Service terminates;

               5.6.2 Such Options do not remain outstanding;

               5.6.3 Such Options are not assumed by the surviving corporation or its parent; and

               5.6.4 The surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

          5.7 Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, and a shorter term may be required by Section 3.2 hereinabove. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

          5.8 Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          5.9 Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

               5.9.1 The expiration date determined pursuant to Subsection 5.7 hereinabove;

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               5.9.2 The date three months after the termination of the
          Optionee's Service for any reason other than Disability or Retirement;

               5.9.3 The date of termination of the Optionee's Service for Cause, or such later date as the Board of Directors may determine; or

               5.9.4 The date six months after the termination of the Optionee's Service by reason of Disability or Retirement.

          The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

          5.10 Leaves of Absence. For purposes of Section 5.9 hereinabove, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

          5.11 Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

               5.11.1 The expiration date determined pursuant to Section 5.7 above; or

               5.11.2 The date twelve (12) months after the Optionee's death.

          All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

          5.12 No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

          5.13 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding

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     Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

          5.14 Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Section 5.5 above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

          5.15 Accelerated Vesting. Unless the applicable Stock Option Agreement and/or Notice of Stock Option Grant provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price shall lapse as the Board or Directors may determine and all of such Shares shall become vested in full or in part as the Board of Directors may determine if:

               5.15.1 The Company is subject to a Change in Control; and

               5.15.2 The repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

6.       Payment For Shares.

          6.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6.

          6.2 Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the Option is exercised. This
     Section 6.2 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

          6.3 Promissory Note. To the extent that a Stock Option Agreement so provides, employees may pay all or a portion of the Exercise Price of Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

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          6.4 Exercise/Sale. To the extent that a Stock Option Agreement so provides, and at such time as the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

7.       Adjustment Of Shares.


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          7.1 General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Average Market Price of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under
     Section 4 hereinabove, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

          7.2 Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

               7.2.1 The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

               7.2.2 The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

               7.2.3 The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

               7.2.4 The cancellation of such outstanding Options without payment of any consideration.

               7.3 Reservation of Rights. Except as provided in this Section 7, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets (subject to any restrictions imposed by the Federal Reserve).

8.       Securities Law REQUIREMENTS AND FEDERAL RESERVE ReSTRICTIONS.

               8.1 General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, the

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          Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts and the rules and regulations promulgated thereunder.

               8.2 Financial Reports. The Company each year shall furnish to Optionees its balance sheet and income statement, unless such Optionees are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

9.       No Retention Rights.

               Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

10.      Duration and Amendments.

               10.1 Term of the Plan. The Plan became effective when adopted by the Board of Directors on October __, 2000 and was approved by the Company's shareholders on or before October __, 2001. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to
          Section 10.2 hereinafter.

               10.2 Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 7 hereinabove), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

               10.3 Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

11.        Definitions.

               11.1 "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other national quotation service). If the Company's Stock is not regularly traded in the over-the-counter market but is listed on The Nasdaq Stock Market or is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Stock on such stock market or national securities exchange. In the event there shall be no public market for the Company's Stock on such date, the fair market value of the shares of the Company's Stock shall be determined in good faith by the Board of Directors.

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               11.2 "Bank Holding Company Acts" shall mean the Bank Holding
          Company Act of 1940, as amended, and other acts administered by the Federal Reserve Board.

               11.3 "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

               11.4 "Cause" shall mean the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, or gross negligence.

               11.5 "Change in Control" shall mean:

                    11.5.1 The consummation of a merger or consolidation of the
               Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

                    11.5.2 The sale, transfer or other disposition of all or
               substantially all of the Company's assets.

          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          11.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.

          11.7 "Committee" shall mean a committee of the Board of Directors, as described in Section 2.1 hereinabove.

          11.8 "Company" shall mean Chestatee Bancshares, Inc., a Georgia corporation.

          11.9 "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          11.10 "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          11.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          11.12 "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

          11.13 "ISO" shall mean an employee incentive stock option described in
     Section 422(b) of the Code.
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          11.14 "Non-Employee Directors" shall mean a member of the Board of
     Directors of the Company not engaged as an employee by or consultant of the Company in accordance with Rule 16b-3 of the Exchange Act rules.

          11.15 "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          11.16 "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          11.17 "Optionee" shall mean an individual who holds an Option.

          11.18 "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          11.19 "Plan" shall mean this Chestatee Bancshares, Inc. 2000 Employee Stock Option Plan.

          11.20 "Retirement" shall mean retirement from active service as an employee, officer or director of the Company on or after attaining age 65, or at an earlier age as the Board of Directors may determine.

          11.21 "Securities Act" shall mean the Securities Act of 1933, as amended.

          11.22 "Service" shall mean service as an Employee of the Company, or its Parent or Subsidiary.

          11.23 "Share" shall mean one share of Stock, as adjusted in accordance with Section 7 hereinabove (if applicable).

          11.24 "Stock" shall mean the no par value common stock of the Company.

          11.25 "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee's Option.

          11.26 "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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To record the adoption of the Plan by the Board of Directors, the Company has
caused its authorized officer to execute the same.

                           CHESTATEE BANCSHARES, INC.


                           By:  /s/ J. Philip Hester, Sr.
                                ------------------------------
                                Name:    J. Philip Hester, Sr.
                                Title:   President